Exhibit 10.5

Fourth Amendment
To Amended and Restated Gas Gathering Agreement
(Lake Arlington)

This Fourth Amendment to Amended and Restated Gas Gathering Agreement (Lake Arlington) (this “Fourth Amendment”) is made and entered into this 9th day of July, 2014, but effective August 1, 2013 (“Effective Date”), by and among Quicksilver Resources Inc. (“Quicksilver”), TG Barnett Resources LP (“TG”) (Quicksilver and TG may be collectively referred to herein as “Producers”) and Cowtown Pipeline Partners L.P. (“Gatherer”).
Recitals:
Whereas, Quicksilver and Gatherer are the original parties to that certain Amended and Restated Gas Gathering Agreement dated September 1, 2008 (the “Original Agreement”), as amended by: (i) that certain First Amendment to Amended and Restated Gas Gathering Agreement [Lake Arlington] dated September 29, 2009, (ii) that certain Second Amendment to Gas Gathering Agreement dated as of October 1, 2010, and (iii) that certain Third Amendment to Amended and Restated Gas Gathering Agreement [Lake Arlington] executed August 13, 2012, to be effective as of July 1, 2012 (collectively, (i) through (iii) immediately preceding are referred to herein as the “Prior Amendments”; the Original Agreement and the Prior Amendments are referred to herein collectively as the “Agreement”);
Whereas, by virtue of that certain Assignment, Bill of Sale and Conveyance, by and between Quicksilver and TG, dated the 30th day of April 2013, effective September 1, 2012, TG has been assigned an interest in the Agreement; and
Whereas, Producers and Gatherer desire to amend the Agreement as set forth herein.
Now     therefore, in consideration of the mutual covenants herein, Producers and Gatherer agree as follows:

1.
Exhibit “A” to the Agreement (which is physically attached to the Original Agreement) shall be deleted in its entirety and replaced with the Exhibit “A” attached hereto, and by this reference made a part of this Fourth Amendment.

2.	A new Exhibit “C” attached hereto is added to the Agreement and by this reference made a part of this Fourth Amendment.

3.	Section 1, Definitions of the Agreement is amended by adding the following definitions at the end of Section 1.1:

“bb. ‘Crestwood Offload Point’ means the interconnect between Third Party Gatherer’s central delivery point and Gatherer’s Gathering System, as described on Exhibit C. With regard to Producers’ Gas produced from the Village Creek Pad, the Crestwood Offload Point is not and will not be deemed to be a Receipt Point on Gatherer’s Gathering System.

cc.    ‘Third Party Delivery Points’ shall mean the points of interconnect between the Third Party Gathering System and a Transporter, which points are described on Exhibit C.

dd.    ‘Third Party Gatherer’ refers to Access Midstream Partner LP.

ee.    ‘Third Party Gatherer’s Gathering System’ refers to the gathering system owned and operated by Third Party Gatherer.

ff.    ‘Third Party Gathering System Fuel’ shall mean that gas or electricity consumed or used in the operation of the Third Party Gatherer’s Gathering System, which includes gas consumed or used in gathering and compressing, or treating gas on the Third Party Gatherer’s Gathering System, but shall not include lost and unaccounted for gas, or gas vented during operations.

gg.    ‘Village Creek Lift Gas’ shall have the meaning set forth in Section 25.5.

hh.    ‘Village Creek Gas Lift Facility’ shall have the meaning set forth in Section 25.5.

ii.    ‘Village Creek Pad’ means Producers’ wells located on the pad depicted on Exhibit A as further described in Section 25.5.

jj.    ‘Village Creek Pad Receipt Point’ shall mean Third Party Gatherer’s meter on the Village Creek Pad, as further described in Section 25.2 and on Exhibit C.

kk.    ‘Village Creek Pad Volume’ shall have the meaning set forth in Section 25.4.”

4.	A new Section 25 shall be added to the Agreement as follows, and such Section 25 shall be applicable only to Gas delivered by Producers at the Village Creek Pad:

“Section 25.    Gas Gathering at Village Creek Pad

25.1Use of Third Party Gatherer. Producers acknowledge and agree that Gatherer may cause the gathering of Gas from the Village Creek Pad by Third Party Gatherer at the Village Creek Pad Receipt Point pursuant to a separate gathering agreement between Gatherer and Third Party Gatherer for delivery of such Gas to a Third Party Delivery Point as follows: On a daily basis, the first

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Restated Gas Gathering Agreement (Lake Arlington)
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15,000 MMBtu’s of Gas produced from the Village Creek Pad will be delivered to the Crestwood Offload Point; the remainder of the Gas produced from the Village Creek Pad may be delivered to any Third Party Delivery Point at the Producer’s direction and discretion. In addition, if the total quantity of all gas, inclusive of third party gas, delivered to the Crestwood Offload Point exceeds 15,000 MMBtu’s per day (“Excess Quantity”), Gatherer shall cause Producer’s portion of the Excess Quantity to be delivered to any Third Party Delivery Point, for no additional fee, at the Producer’s direction and discretion.

25.2Village Creek Pad Receipt Point. The receipt point for the wells on the Village Creek Pad will be the Third Party Gatherer’s meter number 22421 located on the Village Creek Pad.

25.3    Quality of Gas. The quality of the Gas delivered by Producers to the Village Creek Pad Receipt Point shall comply with those specifications and conditions as provided in Section 7 of the Agreement, and specifically Section 7.1, provided in the event of any conflict of quality specifications with downstream transporters, the more stringent or restrictive specifications shall be satisfied.

Producers shall be responsible for reimbursing Gatherer for the actual reasonable cost incurred by Third Party Gatherer for the cost of handling and disposal of associated saltwater and other liquids not meeting the applicable specifications and conditions as provided above, if Producers deliver such liquids into the Third Party Gathering System.

Producers warrant that, with respect to the Gas, they have, to the knowledge of each, complied with the terms and conditions of the Agreement with Gatherer, and that the Producers’ Gas to be delivered at the Village Creek Pad will comply with all applicable laws, rules and regulations.

25.4    Allocation of Gains, Fuel, Loss, and Electrical Power. The following calculations shall be used in lieu of Section 10 to allocate Gain, Fuel, Loss, and Electrical Power to the Village Creek Pad:

a.	Gatherer’s Allocation of Gain, Fuel, Loss, and Electric Power incurred on Gatherer’s Gathering system (measured in MMBtu’s):

The quantity of Gas attributable to the Village Creek Pad Receipt Point for purposes of allocating Gain, Fuel and Loss on Gatherer’s Gathering System shall be calculated as follows: volume of Gas at Village Creek Pad Receipt Point, less any volume nominated by Producers for delivery to a Third Party Delivery Point other than the Crestwood Offload Point, less any Gain, Fuel, or Loss allocated to

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Restated Gas Gathering Agreement (Lake Arlington)
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Producers on the Third Party Gatherer’s Gathering System (the “Village Creek Pad Volume”). This Village Creek Pad Volume shall be multiplied by (1.), (2.), or (3.) below to derive the respective allocation for each:

1.	Percentage of Gathering System Gain/Loss:

[Sum of Total Delivered Quantities, less (the sum of all gas delivered at all Receipt Points, less Gathering System Fuel, less quantities of any Gathering System Gas Lift), divided by the sum of all gas delivered at all Receipt Points;

e.g.     a – ( b – c – d)
b.

2.	Percentage of Gathering System Fuel:

Fuel utilized or consumed by the Gathering System divided by the sum of all gas delivered at all Receipt Points.

3.	Gathering System Electrical Power (in Dollars):

The total dollar amount paid for such Electrical Power divided by the sum of all gas delivered at all Receipt Points on the Gathering System.

b.	Third Party Gatherer Allocation of Gain, Fuel, Loss incurred on Third Party Gatherer’s Gathering System (measured in MMBtu’s):

1.	When all of Producers’ Gas delivered into the Village Creek Pad Receipt Point is nominated for delivery to the Crestwood Offload Point:

a.	Allocation of Gathering System Gain/Loss :

Third Party Gatherer’s Gain/Loss incurred on the Third Party Gatherer’s Gathering System that is attributable to Producers’ Gas shall be passed through to the Producers.

b.	Percentage of Fuel:

No Third Party Gathering System Fuel shall be passed through or allocated to the Producers.

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Restated Gas Gathering Agreement (Lake Arlington)
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2.	When Producers’ Gas delivered into the Village Creek Pad Receipt Point is nominated for delivery to other Third Party Delivery Points as well as to the Crestwood Offload Point:

a.	Allocation of Gathering System Gain/Loss :

All Third Party’s Gain/Loss incurred on the Third Party Gatherer’s Gathering System shall be passed through to the Producers.

b.	Percentage of Fuel:

Fuel incurred on the Third Party Gatherer’s Gathering System in the delivery of Producers’ Gas to Third Party Delivery Points other than the Crestwood Offload Point shall be passed through to the Producers.

25.5	Gas Lift at Village Creek Pad.
a. In the event that Producers request Gas for gas lift for:

(i) the following wells (collectively, the “Existing Village Creek Wells”):

(1) Village Creek 8H
(2) Village Creek 10H
(3) Village Creek 12H, or

(ii) any future well situated on the Village Creek Pad,

Gatherer shall promptly install (or cause to be installed) all equipment at the Village Creek Pad necessary to provide gas lift Gas to the wells situated on the Village Creek Pad (collectively, the “Village Creek Gas Lift Facility”), which may include but is not limited to a meter station, over pressure protection valve and device, electronic flow meter, radio communication, SCADA and appurtenant valves and appropriate piping and tubing. Producers agree to reimburse Gatherer for all actual costs, upon invoice, incurred by Gatherer for the installation of the Village Creek Gas Lift Facility. Following installation, the Village Creek Gas Lift Facility shall become a part of the Third Party Gatherer’s Gathering System.

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Restated Gas Gathering Agreement (Lake Arlington)
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b.
Gatherer will make available (or cause to be made available) to Producers at the Village Creek Gas Lift Facility a quantity of Gas to be used by Producers as field use gas for all present and future wells situated on the Village Creek Pad (as permitted by Section 3.2 of the Agreement). Such field use quantities made available to Producers (“Village Creek Lift Gas”) shall be subtracted from the quantities of Gas delivered by Gatherer at the Third Party Delivery Point(s). In the event that the quantities of Village Creek Lift Gas made available to Producers during a given Month exceed the total quantities of Gas delivered for Producers at the Third Party Delivery Point(s) for the given month and the following two (2) Months (the “Un-Replaced Quantities”), then Producers shall purchase upon invoice the Un-Replaced Quantities ($ per MMBtu) at the monthly average of the daily Platts Gas Daily survey “Midpoint Average” for the “Waha” index price plus ten cents ($0.10), in effect for the Month such Village Creek Lift Gas was delivered by Gatherer or its designee to Producers at the Village Creek Gas Lift Facility. Any amount owed to Gatherer for such Un-Replaced Quantities shall be paid to Gatherer by Producers within thirty (30) days of receipt of invoice from Gatherer.

c.
Notwithstanding any other provision of the Agreement to the contrary: (i) no Lift Gas Fee shall apply to the Village Creek Lift Gas and (ii) the Lift Gas Volume of the Village Creek Lift Gas shall be measured at Third Party Gatherer’s meter number 22422.”

5.    Gatherer agrees that the rights afforded Producers pursuant to Sections 12.2 and 12.5 (examination of books and records, and record retention) shall include all such books, records, charts and data which Gatherer is entitled to examine, obtain or receive from Third Party Gatherer relating to Producers’ Gas from the Village Creek Pad.
6.    Producers and Gatherer agree that notwithstanding any other provision of the Agreement, this Fourth Amendment shall terminate at the same time that Gatherer’s agreement with the Third Party Gatherer, with respect to the matters herein, terminates for any reason, and Gatherer shall execute and deliver to Producers a written release of Producers Gas’ from the Agreement.
This Fourth Amendment contains the entire understanding of the Parties hereto with respect to the matters addressed herein. As amended by this Fourth Amendment, the terms, conditions, and covenants of the Agreement shall continue in full force and effect in accordance with their respective terms. Capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Agreement as amended by this Fourth Amendment.

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Restated Gas Gathering Agreement (Lake Arlington)
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This Fourth Amendment may be executed in three or more counterparts, each of which shall be deemed an original, and which together shall constitute but one and the same instrument.
IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Fourth Amendment as of the date first written above.

Quicksilver Resources Inc.
By:	/s/ C.C. Rupnow
Name: Cliff Rupnow
Title: Vice President - Product Marketing & Transportation

TG Barnett Resources LP
By:	/s/ Koji Yoshizaki
Name: KOJI YOSHIZAKI
Title: Vice President and Secretary

Gatherer:
Cowtown Pipeline Partners L.P.
By:	Crestwood Gas Services Operating GP LLC, its general partner
By:	/s/ J. Heath Deneke
Name: Heath Deneke
Title: President Natural Gas Business Unit

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Restated Gas Gathering Agreement (Lake Arlington)
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Amended Exhibit A
Dated Effective August 1, 2013
to the
Amended and Restated Gas Gathering Agreement

Contract Area
Lands located in Tarrant County, Texas depicted on the following attached plats, consisting of 2 pages, the second of which shows a portion of the Contract Area to include those areas of land within the boundaries of the red solid lines.

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Restated Gas Gathering Agreement (Lake Arlington)
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JOHN W HAYNES
COTRIAL
RP BARTON 176
AH HOWERTON
WILLIAM C TRAMMELL
WILLIAM P BURNS 121
SIMON COTRIAL
WILLIAM R LOVING
WILLIAM L LEE
JOHN J WINGFIELD
MCKINNEY & WILLIAMS
River Legacy Park
MARY LEA
JUAN ARMENDARIS 87
Fort Worth
JOHN A HUST 702
JESSE OVERTON 1191
WASHINGTON BRADSHAW 136
SOLOMON DAVIS 415
JOSIAH F WHEAT
RUTH BROWN ALIAS SMITH 160
DANIEL D EDGAR
THOMAS J DALTON
JAMES R NEWTON
A HAMPTON
WILLIAM J BONNER
Waterchase Golf Club
JOEL L HALLUM 723
NW Green Oaks Blvd
W Dunlop Sports Center
JOHN CHILDRESS
THOMAS HARVEY STATE
THOMAS SMITH
THOMAS BEEDY
Rocky Canyon Rd
JAMES W CONROD
Waterside Dr
Wayland Dr
Rolling Hills Country Club
Landry Hwy
THOMAS HELMS
JOHN H HENDERSON
GEORGE R RAGAN
Tom Landry
DC HARRISON
Meadowbrook Blvd
0 1,000 2,000 4,000 Feet
Crestwood MIDSTREAM PARTNERS LP
Area of Dedication
QUICKSILVER AND COWTOWN LAKE ARLINGTON GAS GATHERING AGREEMENT - EXHIBIT A

QRI COWTOWN
GATHERING AGREEMENT
EXHIBIT A
Meadowbrook
Oakland
Craig
Dottie Lynn
Park Row
Park Springs
Ramey
Dowdell
Wilbarger
Lake Arlington
Perkins
Poly Webb
Shorewood
Bowman Springs
Pleasant Ridge
Woodside
Bowen
Wichita
Seminary
Forest Hill
Berry
Green Oaks
Stalcup
J M DANIEL
A-395
G J ASHABRANNER
A-7
D STRICKLAND
A-1375
M HORN
A-681
C T HILLIARD
A-713
SHELBY C S L
A-1375

Exhibit C
Dated Effective August 1, 2013
to the
Amended and Restated Gas Gathering Agreement

Third Party Gatherer’s Receipt Point
Village Creek Pad Access Meter #22421

Third Party Delivery Point(s)

Delivery Point	Description	Meter
Crestwood Offload Point	Offload point between Third Party Gatherer and Gatherer’s Gathering System	TX20542
ETC Delivery Point	Mercado ETC Del	OMV10115
ETC Delivery Point	4th Street ETC Del	OMV10271
ETC Delivery Point	Delga ETC Del	OMV10107

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Restated Gas Gathering Agreement (Lake Arlington)
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